SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 12, 2004

GoRemote Internet Communications, Inc.

(Exact name of the Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-27871	77-0368092
(Commission File Number)	(IRS Employer Identification No.)

1421 McCarthy Blvd., Milpitas, California	95035
(Address of principal executive offices)	(Zip Code)

(408) 955-1920

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 5:                                                    OTHER EVENTS.

On July 12, 2004, GoRemote Internet Communications, Inc. (“GoRemote”) issued a press release announcing that Murray Rudin, a general partner of Riordan, Lewis & Haden (“RLH”), had joined GoRemote’s Board of Directors.  Prior to joining RLH, Mr. Rudin was Chief Financial Officer of Voxel Corporation, a publicly traded medical imaging technology enterprise, and a principal of Valley Investors, a venture capital firm.  Mr. Rudin previously sat on the Board of Directors of Axcelerant prior to GoRemote's acquisition of Axcelerant.  Mr. Rudin holds a B.S. degree in electrical engineering from the University of Rochester and a J.D. degree from Harvard Law School.

ITEM 7:                                                    FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  Exhibits.

Exhibit Number	Exhibit Title or Description

99.01	Press release dated July 12, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoRemote Internet Communications, Inc.

Date: July 12, 2004	By:	/s/ Daniel W. Fairfax
Daniel W. Fairfax, Senior Vice President of Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description

99.01	Press release dated July 12, 2004.